Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

Note 25. Subsequent Events

Asset purchase agreement

On January 28, 2013, AVG Netherlands B.V. and OpenInstall, Inc. entered into an asset purchase agreement to acquire certain assets and liabilities from Angle Labs, a mobile application developer based in the United States for a consideration of $3.2 million.

Expiry of put option over our investment in Scene LLC

On February 28, 2013 our put option to require the repurchase of our 15% investment in Scene LLC expired and is no longer exercisable. Scene LLC still has a call option to repurchase that investment at its carrying value of $9.75 million that expires on May 30, 2013.

Termination of our equity investment in Zbang It Ltd

In March 2013 we agreed to terminate our equity investment in Zbang It Ltd, a developer of mobile applications. As part of this transaction, we acquired the rights to the technology developed by Zbang It Ltd for consideration of $1.4 million, and Zbang It Ltd repaid its loan due to AVG of $1.2 million. We sold our shares in Zbang It Ltd to its founder for one U.S. dollar, following which Zbang It Ltd has ceased to be an equity affiliate.

Cyprus bank bail out

In March 2013, the government of Cyprus announced plans to impose a levy on deposits with Cypriot banks and to increase corporate income taxes from 10% to 12.5% as part of a package to bail out the Cypriot banking system. The one-off bank levy was immaterial. If the proposed increased corporate income tax rate of 12.5% had applied to the 2012 fiscal year, the current tax payable for the year in Cyprus would have been increased by an amount on the order of $0.7 million.